UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2025

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FARMHOUSE, INC.

(Exact name of registrant as specified in its charter)

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NEVADA (NV)	333-238326	46-3321759
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

548 Market Street, Suite 90355, San Francisco, CA  94104

(Address of Principal Executive Office)  (Zip Code)

 (888) 420-6856

(Registrant’s telephone number, including area code)

  N/A

(Former name, former address and former fiscal year, if changed since last report)

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Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

Emerging growth company  [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to §13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement.

On November 5, 2025, Farmhouse, Inc. (the “Company”) entered into a Common Stock Purchase Agreement (the “Equity Financing Agreement”) with GHS Investments, LLC, a Nevada limited liability company (“GHS”), pursuant to which the Company may, at its sole discretion and from time to time, direct GHS to purchase up to an aggregate of $20,000,000 of the Company’s common stock (the “Equity Line”) during a 24-month period following the effectiveness of a registration statement to be filed with the U.S. Securities and Exchange Commission (the “SEC”).

Under the Equity Financing Agreement, and subject to the effectiveness of a registration statement on Form S-1, the Company may deliver “Put Notices” to GHS from time to time to sell registered shares of its common stock. Each draw (each, a “Put”) must be for a minimum of $10,000 and a maximum of $500,000, may not exceed 200% of the average daily trading dollar volume for the ten (10) trading days preceding the applicable Put Notice, and must be separated by at least ten (10) trading days between closings.

The purchase price for each Put will be the lower of (i) 95% of the Market Price (as defined in the Agreement) or (ii) 100% of the lowest intraday price during the applicable Pricing Period. GHS is subject to a 4.99% beneficial-ownership limitation and has agreed not to engage in short sales of the Company’s common stock during the term of the Equity Financing Agreement.

As consideration for entering into the Equity Financing Agreement, the Company issued 500,000 restricted shares of its common stock to GHS (the “Shares”). The Shares will be included for resale in the registration statement to be filed with the SEC. The Company intends to use proceeds from the Equity Line for growth initiatives, digital-asset activities, general corporate and working-capital purposes, and potential acquisitions.

The foregoing description of the Equity Financing Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 3.02 – Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The issuance of the 500,000 Shares to GHS was made in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder. No underwriters were involved in the issuance of these securities, and no commissions or finder’s fees were paid in connection therewith. The Shares are “restricted securities” as defined in Rule 144 under the Securities Act. The Company has agreed to register the resale of the Shares pursuant to a registration statement on Form S-1.

Item 7.01 Regulation FD Disclosure

On November 6, 2025, the Company issued a press release announcing the execution of the Equity Financing Agreement with GHS. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein. The information contained in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 – Financial Statements and Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit Number	Description

10.1	Equity Financing Agreement, dated November 5, 2025 by and between Farmhouse, Inc. and GHS Investments, LLC
99.1	Press Release dated November 7, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMHOUSE, INC.

Date: On November 12, 2025	By:	/s/ Evan Horowitz
EVAN HOROWITZ
Chief Executive Officer, Director
(Principal Executive Officer)